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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 28,1998


                             DEVELOPMENT PARTNERS II
                      (A Massachusetts Limited Partnership)
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
                      ------------------------------------
                 (State or other jurisdiction of incorporation)


       0-16456                                            04-2946004
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                  5110 Langdale Way, Colorado Springs, CO 80906
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (719) 527-0544


                                       NA
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On May 28, 1998, The Pines on Cheyenne Creek Joint Venture (the "Joint Venture"), a joint venture in which Development Partners II (A Massachusetts Limited Partnership) (the "Partnership") holds an interest, sold L'Auberge Cheyenne Creek, a 108-unit multi-family rental property in Colorado Springs, Colorado ("Cheyenne Creek"). Cheyenne Creek was sold to G&I Cheyenne Creek LLC, a Delaware limited liability company unaffiliated with the Partnership. The purchase price for Cheyenne Creek was $6,300,000, subject to certain customary adjustments and a $57,600 credit to the purchaser. The Joint Venture repaid mortgage financing in the approximate amount of $3,138,795 at closing utilizing a portion of proceeds from the sale.




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The Joint Venture realized net proceeds of approximately $2,939,875 from the sale of Cheyenne Creek, of which the Partnership's share is approximately $2,397,760.

ITEM 5.  OTHER EVENTS

On May 22, 1998, Casabella Associates, a general partnership in which the Partnership holds a minority interest, sold its only material asset, Casabella, a 154-unit multi-family rental property in Scottsdale, Arizona. Casabella was sold to Casabella Condominium Ventures Limited Partnership, a limited partnership unaffiliated with the Partnership. The purchase price for Casabella was $11,700,000, subject to certain customary adjustments, and a $120,000 credit to the purchaser. Mortgage financing in the approximate amount of $6,750,400 was repaid at closing utilizing a portion of proceeds from the sale. The net proceeds to Casabella Associates from the sale of Casabella were approximately $4,570,300, of which the Partnership's share is approximately $1,750,410.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements of Business Acquired.

               Not Applicable.

        (b)    Pro Forma Financial Information.

               Not Applicable.

        (c)    Exhibits.

               10.1 Purchase and Sale Agreement and Escrow Instructions, dated January 26, 1998, between The Pines on Cheyenne Creek Joint Venture and DRA Advisors, Inc. related to the sale of Cheyenne Creek. (Previously filed as Exhibit 10(p) to Registrant's Form 10-K for the year ended December 31, 1997 and incorporated herein by reference thereto.)

               10.2 Purchase and Sale Agreement and Escrow Instructions, dated February 4, 1998, between Casabella Associates and JPR Capital, L.L.C. relaed to the sale of Casabella. (Previously filed as Exhibit 10(q) to Registrant's Form 10-K for the year ended December 31, 1997 and incorporated herein by reference thereto.)


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           DEVELOPMENT PARTNERS II
                           (A Massachusetts Limited Partnership)

                           By:  GP L'Auberge Communities, L.P.,
                                A California Limited Partnership,
                                General Partner

                           By:  L'Auberge Communities, Inc., its General Partner

                                By: /s/ EARL C. ROBERTSON
                                    --------------------------------------------
                                    Earl C. Robertson, Executive Vice
                                    President and Chief Financial Officer

                           Date:  June 10, 1998